Consumer Portfolio Services, Inc.

Nasdaq: CPSS

As of June 30, 2006

Cautionary Statement

Information included in the following slides is believed to be accurate, but is not necessarily complete. Such information should be reviewed in its appropriate context. The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed. To the extent that one reading the following material nevertheless makes such an inference, such inference would be a forward-looking statement, and would be subject to risks and uncertainties that could cause actual results to vary. Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent sub-prime financing, and exposure to litigation.

Reference to Public Reports

Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission's EDGAR search page (http://www.sec.gov/edgar/searchedgar/companysearch.html) using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described under the caption "Forward-looking Statements" in Item 7 of CPS's annual report on Form 10-K, which report is on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference.

Consumer Portfolio Services, Inc.

- ✓ Specialty finance company focused on sub-prime auto market
- ✓ Established in 1991; IPO in 1992
- ✓ Through June 30, 2006, approximately $6.6 billion in contract purchases from auto dealers

Consumer Portfolio Services, Inc.

- ✓ As of June 30, 2006, managed portfolio of approximately $1.375 billion
- ✓ Irvine, California headquarters and three servicing branches in Virginia, Florida and Illinois
- ✓ Approximately 710 employees

U.S. Auto Finance Market

- ✓ 2004 U.S. auto financing = $392 billion[1]
  - $207 billion new; $185 billion used
- ✓ Company estimates 20%, or $78 billion is "sub-prime"
- ✓ Historically fragmented market with few long-term dominant players
- ✓ Significant barriers to entry

(1) According to CNW Marketing Research, Inc.

Major Market Participants

- ✓ AmeriCredit
- ✓ Capital One
- ✓ Triad
- ✓ HSBC/Household
- ✓ Wells Fargo
- ✓ CitiFinancial
- ✓ Chase Custom
- ✓ Manufacturers' Captives

The CPS Landscape

as of June 30, 2006

- ✓ Contracts with over 7,300 dealers in 47 states
- ✓ 76 employee marketing reps in the field and six in-house
- ✓ West coast headquarters and three strategically located servicing branches


HQ

The CPS Landscape

✓ Primarily factory franchised dealers

Contract Purchases for the six months ended June 30, 2006


Independents(1)
9%
Rental Car
Companies
1%
Factory
Franchised
90%

(1) Includes contract purchases of TFC, a subsidiary that targets enlisted members of U.S. Armed Forces.

The CPS Landscape

CPS's risk-adjusted pricing results in program offerings covering a wide band of the credit spectrum

New contract acquisitions for the six months ended June 30, 2006

Program	Avg Yield % (1)	Avg Amount Financed $	Avg FICO
Preferred	12.3	19,980	603
Super Alpha	15.3	19,372	517
Alpha Plus	17.0	17,545	522
Alpha	19.1	15,197	510
Standard	22.8	12,944	518
Mercury / Delta	26.5	11,502	517
First Time Buyer	27.3	11,236	n/a

(1) Contract APR as adjusted for fees charged (or paid) to dealer.

The CPS Landscape
Product Mix



45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Preferred
Super Alpha
Alpha Plus
Alpha
Standard
Mercury / Delta
FTB
Military

New contract acquisitions for the six months ended June 30, 2006

The CPS Landscape

- ✓ Primarily late model pre-owned vehicles
  - 16% New
  - 84% Pre-owned


Securitization 2006-B
Principal Balances by
Model Year
30%
25%
20%
15%
10%
5%
0%
2006
2005
2004
2003
2002
2001
Earlier

The CPS Landscape

- ✓ Affordable, basic transportation vehicles
- ✓ Average vehicle sales price of $15,680
- ✓ Average monthly payment of $382 for 63 months



TOYO 3%
HYUN 3%
Others 20%
FORD 18%
MITS 3%
SUZU 3%
CHRY 6%
NISS 5%
PONT 7%
DODG 12%
CHEV 20%

New contract acquisitions for six months ended June 30, 2006

The CPS Landscape

An emphasis on *stable* obligors with the ability to rehabilitate their credit profile

Average age	37 years
Average time in job	5 years
Average time in residence	5 years
Average household income	$39,986 per year
Percentage of homeowners	18%

New contract acquisitions for the six months ended June 30, 2006

Contract Originations

- ✓ Centralized contract originations at Irvine HQ
  - Maximizes control and efficiencies
- ✓ Proprietary auto-decisioning system
  - Makes initial credit decision on approximately 90% of incoming applications
  - Enhances dealer service by shortening response time
- ✓ Pre-funding verification of employment, income and residency
  - Protects against dealer and obligor fraud

Contract Originations

Infrastructure to Support Significant Originations Volumes

Since inception through June 30, 2006 the Company has originated over $6.6 billion



1,200
1,000
800
600
400
200
0
Annual Volumes
($ in millions)
2006 originations
through June
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Contract Servicing

- ✓ Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance
- ✓ Offices are tied into the central database and paperless collection system
- ✓ Dynamic work queue monitoring and balancing among offices


HQ

Contract Servicing

- ✓ Early contact on past due accounts; commencing as early as first day after due date

- ✓ Workloads allocated based on specialization which enhances efficiencies

- ✓ Early stage workload supplemented by automated intelligent predictive dialer

Contract Servicing

Automated paperless servicing system builds dynamic work queues based on the account's characteristics.

Supervision	Supervision	Supervision	Supervision	Supervision	Supervision
Predictive Dialer *0-29 days*	Front End *30-59 days*	Back End *60-119 days*	Military	Insurance Claims	Skip Tracing

Supervision	Supervision	Supervision	Supervision	Supervision
Legal	Bankruptcy	Repossession	Liquidation	Deficiency

Agents are assigned to work queues based on their specialization. Supervisors with appropriate expertise oversee specialized groups.

Successful Acquisitions

Entity	Date and Purchase Price	Comments
MFN Financial Corp.	March 2002 $123.2 million	✓ $380 million portfolio ✓ $17.4 million negative goodwill
The Finance Company	May 2003 $23.7 million	✓ $150 million portfolio ✓ CPS maintains presence in TFC military niche
SeaWest Financial Corp. (Purchase of certain assets only)	April 2004 $63.2 million	✓ $75 million portfolio acquired ✓ Servicing for additional $100 million

Portfolio Financing

- ✓ Two short-term warehouse facilities aggregating $350 million
- ✓ Quarterly "AAA" rated asset-backed securities provide long-term matched funding
- ✓ Use of multiple bond insurers enhances liquidity and structural flexibility
- ✓ Sale of subordinated tranches increases liquidity

Portfolio Financing

The Company has been a regular issuer of rated ABS since 1994

Through Q2 2006: 41 deals aggregating over $4.6 billion


$ in millions
350
300
250
200
150
100
50
0
Outstanding Balance
Original Balance
1994-1
1994-2
1994-3
1994-4
1995-1
1995-2
1995-3
1995-4
1996-1
1996-1
1996-2
1996-3
1997-1
1997-2
1997-3
1997-4
1997-5
1998-1
1998-2
1998-3
1998-4
2001-A
2002-A
2002-B
2002-C
2003-A
2003-B
2003-C
2003-D
2004-A
2004-1
2004-B
2004-C
2004-D
2005-A
2005-B
2005-C
2005-D
2006-A
2006-B

Other Financing

($ in thousands)

Outstanding at June 30, 2006	Source	Terms	Comments
$30,715	Residual Interest Financing	8.36% Amortizing with related ABS	2nd rated "NIM" transaction by CPS
$40,000	Senior Debt – Affiliate of Levine Leichtman	11.75% 2006 and 2007 maturities	A lender to CPS since 1998
$8,666	Sub. Debt – Renewable Notes	Wtd rate 9.15% Wtd orig term 28 months	Shelf registration effective May 2005

Total Managed Portfolio

Steady Growth over Last Five Years ($ in millions)



$1,375 mm
$595 mm
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Dec-02
Dec-03
Dec-04
Dec-05
Jun-06
3rd Party
Off Balance Sheet
On Balance Sheet

Over 90% is Now On Balance Sheet

Total Managed Portfolio

Composition by Source ($ in millions)



$1,375 mm
$595 mm
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Dec-02
Dec-03
Dec-04
Dec-05
Jun-06
SeaWest 3rd Party
SeaWest
TFC
MFN
CPS

Primary Driver of Growth is CPS "Organic" Contract Purchases

Asset Performance

Average Annual Net Credit Losses

Consistent Performance and Positive Trends


14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
CPS
MFN
TFC
MFN recoveries now
exceed incremental losses
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Through
Q2 2006

Asset Performance

Receivables and Repo Inventory 30 Plus Days Past Due

Three quarter rolling averages


9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
CPS
MFN*
TFC
Dec 95 Dec 96 Dec 97 Dec 98 Mar 99 Jun 99 Sep 99 Dec 99 Mar 00 Jun 00 Sep 00 Dec-00 Mar 01 Jun 01 Sep 01 Dec 01 Mar 02 Jun 02 Sep 02 Dec 02 Mar 03 Jun 03 Sep 03 Dec 03 Mar 04 Jun 04 Sep 04 Dec 04 Mar 05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06

Consistent Performance and Positive Trends

* MFN transactions called in August 2005.

Asset Performance


Average ABS Pool Cumulative Net Credit Losses as of June 30, 2006
Consistent Performance and Positive Trends
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1997
1998
2001
2002
2003
2004
2005
ABS pools from 2003 onward exhibit substantially better performance.
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Months seasoned

Asset Performance

Auction Values for Repossession Sales Have Steadily Improved (1)



50%
40%
30%
20%
10%
0%
CPS Portfolio
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06

(1) Net liquidation proceeds a percentage of the net balance at the time of sale of the vehicle.

Asset Performance

Repossession Sales for CPS Portfolio in Q2 2006

- ✓ Least fuel efficient vehicles comprised less than 10% of all vehicles sold
- ✓ Full-size SUV's and trucks sold for 51% of contract balance vs. 46% for other vehicles



11%
2%
25%
16%
4%
3%
7%
33%
Compact Car
Full-size Car
Full-size SUV
Full-size Truck
Mid-size Car
Mid-size SUV
Mid-size Truck
Sports Car

Summary Balance Sheets

($ in thousands)

	June 30, 2006	December 31, 2005	December 31, 2004
Assets			
Cash	$ 11,942	$ 17,789	$ 14,366
Restricted Cash	207,881	157,662	125,113
Finance receivables, net of allowance	1,191,733	913,576	550,191
Residual interest in securitizations	20,656	25,220	50,430
Other Assets	53,112	40,897	26,499
	$ 1,485,324	$ 1,155,144	$ 766,599
Liabilities			
Accounts payable and other liabilities	$ 20,405	$ 19,779	$ 22,552
Warehouse lines of credit	59,346	35,350	34,279
Residual interest financing	30,715	43,745	22,204
Securitization trust debt	1,248,332	924,026	542,815
Other debt	48,666	58,655	74,829
	1,407,464	1,081,555	696,679
Shareholders' equity	77,860	73,589	69,920
	$ 1,485,324	$ 1,155,144	$ 766,599

Summary Statements of Operations

($ in thousands)

	Six Months Ended		Year Ended	
	June 30, 2006	June 30, 2005	December 31, 2005	December 31, 2004
Revenues				
Interest income	$ 63,039	$ 40,522	$ 171,834	$ 105,818
Servicing fees	799	1,795	6,647	12,480
Other income	3,395	5,459	15,216	14,394
	67,233	47,776	193,697	132,692
Expenses				
Employee costs	9,720	9,701	40,384	38,173
General and administrative	10,405	10,358	39,285	33,936
Interest	22,303	11,948	51,669	32,147
Impairment on residual	0	0	0	11,750
Provision for credit losses	22,178	15,224	58,987	32,574
	64,606	47,231	190,325	148,580
Income (loss)	2,627	545	3,372	(15,888)
Income tax expense	0	0	0	0
Net income (loss)	$ 2,627	$ 545	$ 3,372	$ (15,888)
EPS (fully diluted)	$0.18	$0.01	$0.14	$(0.75)

Investment Merits

- ✓ Market participant since 1991; CPS has weathered industry turbulence to remain one of the few independent public auto finance companies
- ✓ Attractive industry fundamentals
- ✓ Disciplined approach to credit quality and servicing
- ✓ Demonstrated growth in new contract acquisitions and total managed portfolio
- ✓ Improving asset performance

Investment Merits

- ✓ Diverse sources of funding
- ✓ Recurring revenue model and sound quality of earnings
- ✓ Operating leverage through economies of scale
- ✓ Opportunistic, successful acquisitions
- ✓ Stable senior management team with significant equity ownership – senior management, including vice presidents, average 12 years of service with the Company

Consumer Portfolio Services, Inc.

Nasdaq: CPSS